UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4428

Dreyfus U.S. Treasury Intermediate Term Fund

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Intermediate Term Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald E.Thunelius.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, causing heightened volatility in most sectors of the U.S. bond market.When it became clearer in the spring that an unexpectedly strong job market and higher energy prices reflected renewed inflationary pressures, many fixed-income investors began to anticipate higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

July 15, 2004

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Senior Portfolio Manager

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

For the six-month period ended June 30, 2004, the fund achieved a total return of –2.88%.1 In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, achieved a total return of –0.22% for the same period. face="serif">2

Although prices of intermediate-term U.S. Treasury securities ended the reporting period little changed from where they began, fixed-income markets were volatile during the first half of 2004 as investors anticipated higher interest rates in a strengthening economy.The fund produced a lower return than that of its benchmark, primarily because of disappointing results from our yield curve and duration management strategies during the first quarter of the year.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.

As a U.S. Treasury securities fund, the fund invests in U.S. Treasury bills, notes and other securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund's securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

At the start of 2004, the U.S. economy had already begun to improve, with strength evident in both consumer and corporate spending. However, inflationary pressures appeared to remain low as labor markets failed to improve. As a result, the Federal Reserve Board (the "Fed") kept interest rates at a 46-year low of 1%.

While U.S.Treasury securities generally continued to rally during the first quarter of 2004, the market experienced heightened volatility as investors reacted to each new release of economic data, looking for signs that renewed inflationary pressures might cause the Fed to change course from the accommodative monetary policy that had been in place for approximately three years.

In April and May, evidence of mounting inflationary pressures finally appeared when new data showed that an unexpectedly high number of new jobs had been created in the recovering economy. In addition, sharply higher energy prices contributed to investors' growing concerns that the Fed was likely to raise short-term interest rates sooner than many previously had expected.As a result, prices of U.S.Treasury securities began to fall, erasing their earlier gains.

Because it seemed to us in January that the Fed was likely to begin raising interest rates in a strengthening economy, we adopted an investment posture reflecting our view that short-term interest rates would rise and yield differences among bonds of various maturities probably would narrow. In addition, we substantially reduced the fund's holdings of Treasury Inflation Protected Securities ("TIPS"), which appeared to us to be overvalued. In hindsight, the timing of these strategies proved to be too early. Instead of narrowing as we had expected, yield differences widened during the first quarter of the year, contributing to the fund's lagging performance relative to its benchmark. In addition,TIPS continued to gain value, and the fund's performance also was hindered by its relatively short average duration compared to the benchmark, which prevented us from locking in incrementally higher yields as interest rates continued to fall.

On June 30, 2004, the last day of the reporting period, the Fed raised its target for the overnight federal funds rate by 25 basis points to 1.25%. Because this move was widely expected, the market already reflected the increase by the time it was formally implemented. Indeed, yield spreads narrowed in May and June as investors anticipated higher interest rates, but by the end of the reporting period it was not enough to offset the fund's earlier lagging returns.

What is the fund's current strategy?

Most analysts believe, and we tend to agree, that the Fed's June rate hike is probably the first in a series of gradual moves designed to forestall potential inflationary pressures.With this in mind, we continue to position the fund in expectation that short-term rates will rise relative to long-term rates, and that the U.S.Treasury yield curve will flatten. Over the nearer term, however, it appears to us that the bond market may have "gotten ahead of itself" by pricing in a more aggressive shift in monetary policy than the Fed actually intends or that economic conditions ultimately may warrant. Accordingly, we have attempted to manage risks more effectively by maintaining the fund's average duration in a range we consider neutral. In our view, these are prudent strategies as fixed-income investors continue to adjust to a changing market environment.

July 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund's return would have been lower.

2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Intermediate-Term (1-10 Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)
	Principal
Bonds and Notes—97.3%	Amount ($)		Value ($)

U.S. Government Agencies—16.0%
Federal Home Loan Banks:
Bonds, 3%, 4/15/2009	17,345,000		16,484,670
Bonds, 5.25%, 6/18/2014	2,500,000		2,511,478
Federal Home Loan Mortgage Corp.:
Notes, 4.5%, 1/15/2014	5,000,000		4,760,880
Notes, 7%, 3/15/2010	3,371,000		3,802,252
Federal National Mortgage Association,
Notes, 4.125%, 4/15/2014	2,000,000		1,842,902
			29,402,182
U.S. Treasury Inflation Protection Securities—10.0%
3.375%, 4/15/2032	11,602,842	[a]	14,144,245
Coupon Strips:
0%, 10/15/2028	290,000	[a,b]	296,730
0%, 4/15/2029	290,000	[a,b]	296,658
Principal Strips,
0%, 4/15/2029	5,850,000	[a]	3,675,851
			18,413,484
U.S. Treasury Notes—71.3%
1.5%, 3/31/2006	2,867,000	[c]	2,815,821
1.625%, 2/28/2006	6,021,000	[c]	5,934,689
2.375%, 8/15/2006	21,000,000	[c]	20,826,750
3.125%, 5/15/2007	12,200,000	[c]	12,203,782
4%, 6/15/2009	12,200,000	[c]	12,308,092
4.25%, 8/15/2013	15,000,000	[c]	14,647,275
4.875%, 2/15/2012	6,900,000	[c]	7,128,528
6%, 8/15/2009	36,300,000	[c]	39,900,234
10.75%, 8/15/2005	12,400,000		13,578,496
12.75%, 11/15/2010	1,325,000		1,508,274
			130,851,941
Total Bonds And Notes
(cost $179,425,312)			178,667,607

		Face Amount
		Covered by
Options—.0%		Contracts ($)	Value ($)

Put Options;
U.S. Treasury Note, 2.5%, 5/31/2006,
September 2004 @ $	99.39
(cost $11,524)		1,821,000	6,260

Other Investments—.5%			Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			279,000	[d]	279,000
Dreyfus Institutional Cash Advantage Plus Fund			279,000	[d]	279,000
Dreyfus Institutional Preferred Plus Money Market Fund			279,000	[d]	279,000
Total Other Investments
(cost $	837,000)				837,000

			Principal
Short-Term Investments—1.1%			Amount ($)		Value ($)

U.S. Treasury Bills:
.97%, 08/5/2004			1,400,000		1,398,404
.98%, 09/2/2004			585,000		583,760
Total Short Term Investments
(cost $	1,982,690)				1,982,164

Investment of Cash Collateral
for Securities Loaned—37.4%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $	68,726,410)		68,726,410	[d]	68,726,410

Total Investments (cost $		250,982,936)	136.3%		250,219,441
Liabilities, Less Cash and Receivables			(36.3%)		(66,688,553)
Net Assets			100.0%		183,530,888
a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
b	Notional face amount shown.
c	A portion of these securities are on loan. At June 30, 2004, the total market value of the fund's securities on loan is $79,739,281 and the total market value of the collateral held by the fund is $81,999,081, consisting of cash collateral of $68,726,410 and U.S. Government Debt valued at $13,272,671.

d	Investments in affiliated money market mutual funds.

See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $79,739,281)—Note 1(b):
Unaffiliated issuers	181,419,526	180,656,031
Affiliated issuers	69,563,410	69,563,410
Interest receivable		2,420,824
Receivable for shares of Beneficial Interest subscribed		178,390
Prepaid expenses		17,639
		252,836,294

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		63,180
Cash overdraft due to Custodian		28,989
Liability for securities on loan—Note 1(b)		68,726,410
Payable for futures variation margin—Note 4		302,489
Payable for shares of Beneficial Interest redeemed		122,449
Accrued expenses		61,889
		69,305,406

Net Assets ( $)		183,530,888

Composition of Net Assets ($):
Paid-in capital		203,464,499
Accumulated distributions in excess of investment income—net		(1,408,482)
Accumulated net realized gain (loss) on investments		(17,761,634)
Accumulated net unrealized appreciation
(depreciation) on investments		(763,495)

Net Assets ( $)		183,530,888

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		14,743,771
Net Asset Value, offering and redemption price per share ($)		12.45

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)
Investment Income ($):
Income:
Interest		2,212,627
Dividends:
Affiliated issuers		79,851
Income from securities lending		38,307
Total Income		2,330,785
Expenses:
Management fee—Note 3(a)		561,645
Shareholder servicing costs—Note 3(b)		194,559
Registration fees		30,750
Professional fees		20,901
Trustees' fees and expenses—Note 3(c)		16,769
Prospectus and shareholders' reports		12,408
Custodian fees—Note 3(b)		10,523
Loan commitment fees—Note 2		485
Miscellaneous		670
Total Expenses		848,710
Less—reduction in management fee due to
undertaking—Note 3(a)		(216,104)
Net Expenses		632,606
Investment Income—Net		1,698,179

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		123,943
Net realized gain (loss) on financial futures		(5,234,947)
Net Realized Gain (Loss)		(5,111,004)
Net unrealized appreciation (depreciation) on investments
(including $	54,096 net unrealized appreciation on financial futures)	(2,166,052)
Net Realized and Unrealized Gain (Loss) on Investments		(7,277,056)
Net (Decrease) in Net Assets Resulting from Operations		(5,578,877)

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	1,698,179	1,872,231
Net realized gain (loss) on investments	(5,111,004)	4,631,703
Net unrealized appreciation
(depreciation) on investments	(2,166,052)	(2,209,283)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,578,877)	4,294,651

Dividends to Shareholders from ($):
Investment income—net	(3,205,608)	(5,092,764)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	31,064,538	81,009,469
Dividends reinvested	2,618,969	3,850,335
Cost of shares redeemed	(33,174,603)	(36,064,364)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	508,904	48,795,440
Total Increase (Decrease) in Net Assets	(8,275,581)	47,997,327

Net Assets ($):
Beginning of Period	191,806,469	143,809,142
End of Period	183,530,888	191,806,469
Undistributed (distributions in
excess of) investment income—net	(1,408,482)	98,947

Capital Share Transactions (Shares):
Shares sold	2,428,495	6,178,044
Shares issued for dividends reinvested	206,441	292,277
Shares redeemed	(2,601,128)	(2,746,071)
Net Increase (Decrease) in Shares Outstanding	33,808	3,724,250

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

	(Unaudited)	2003	2002	2001[a]	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	13.04	13.09	12.59	12.33	11.66	12.85
Investment Operations:
Investment income—net	.12[b]	.17[b]	.38[b]	.50[b]	.78	.75
Net realized and unrealized
gain (loss) on investments	(.49)	.24	.68	.45	.67	(1.19)
Total from Investment Operations	(.37)	.41	1.06	.95	1.45	(.44)
Distributions:
Dividends from
investment income—net	(.22)	(.46)	(.56)	(.69)	(.78)	(.75)
Net asset value, end of period	12.45	13.04	13.09	12.59	12.33	11.66

Total Return (%)	(2.88)[c]	3.17	8.59	7.85	12.88	(3.48)

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.68[d]	.80	.80	.80	.80	.80
Ratio of net investment income
to average net assets	1.81[d]	1.27	2.97	4.06	6.58	6.16
Decrease reflected in
above expense ratios
due to undertakings by
The Dreyfus Corporation	.23[d]	.12	.09	.04	.09	.15
Portfolio Turnover Rate	730.69[c]	1,916.62	1,471.49	470.01	660.78	462.29

Net Assets, end of period
($ x 1,000)	183,531	191,806	143,809	141,132	132,503	161,007
a As required, effective January 1, 2001, the fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.17, increase net realized and unrealized gain (loss) on investments per share by $.17 and decrease the ratio of net investment income to average net assets from 5.44% to 4.06%. Per share data and ratios/supplement data for periods prior to January 1, 2001 have not been restated to reflect these changes in presentation.

b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus U.S.Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the "Manager"or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation, (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $79 during the period ended June 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $10,489,478 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $1,171,900 of the carryover expires in fiscal 2005, $7,926,711 expires in fiscal 2007, and $1,390,867 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was as follows: ordinary income $5,092,764.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2004 through January 31, 2004 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The Manager has undertaken from February 1, 2004 through June 30, 2004 to reduce the management fee paid by the fund, to the extent that if the fund's aggregate expenses (as described above) exceed an annual rate of .65 of 1% of the fund's average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $216,104 during the period ended June 30, 2004.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2004, the fund was charged $56,316 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2004, the fund was charged $69,722 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the port-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

folio. During the period ended June 30, 2004, the fund was charged $10,523 pursuant to the custody agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $89,654, Shareholder service plan fees $1,000, custodian fees $4,343 and transfer agency per account fees $22,000, which are offset against an expense reimbursement currently in effect in the amount of $53,817.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2004, amounted to $1,201,574,154 and $1,141,097,202, respectively.

The fund may purchase and write (sell) call/put options in order to gain exposure to, or protect against, changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.At June 30, 2004, there were no written call options outstanding.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At June 30, 2004, there were no written put options outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.At June 30, 2004, there were no financial futures open.

At June 30, 2004, accumulated net unrealized depreciation on investments was $763,495 consisting of $1,429,024 gross unrealized appreciation and $2,192,519 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)zzz

of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

NOTES

For More Information

Dreyfus U.S. Treasury
Intermediate Term Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0072SA0604

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable. The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund's Board as Board members. The Committee has adopted a Nominating Committee Charter ("Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund

By:	/s/Stephen E. Canter

Stephen E. Canter
President

Date:	August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	August 26, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	August 26, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)